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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



                                    July 26, 1996
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                          (Date of earliest event reported)



                                Fed One Bancorp, Inc.
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                (Exact name of registrant as specified in its charter)



 Delaware                              0-25348                       55-0736264
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(State or other jurisdiction     (Commission File Number)         (IRS Employer
 of incorporation)                                          Identification No.)



21 Twelfth Street, Wheeling, West Virginia                           26003-3295
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 (Address of principal executive offices)                             (Zip Code)



                                    (304) 234-1100
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                 (Registrant's telephone number, including area code)


                                    Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


                                  Page 1 of 4 Pages.
                           Exhibit Index appears on page 2.

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ITEM 5.  OTHER EVENTS


    On July 26, 1996, Fed One Bancorp, Inc. (the "Company" or the "Registrant") announced that the Company's Board of Directors authorized the repurchase of up to 127,567 shares, or approximately five percent, of the Company's outstanding common stock. A copy of the Press Release, dated July 26, 1996, is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Not Applicable.

    (b)  Not Applicable.

    (c)  Exhibits:

          99  Press Release, dated July 26, 1996


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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             FED ONE BANCORP, INC.



Date:  July 29, 1996         By:  /s/Lisa K. DiCarlo
                                  ---------------------------------------------
                                  Lisa K. DiCarlo
                                  Senior Vice President and Treasurer


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